                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
     [ ]  Preliminary proxy statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]  Definitive proxy statement
     [ ]  Definitive additional materials
     [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             MOBINETIX SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
     [X]  No fee required.
     [ ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(j)(2).
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.
          (1)  Title of each class of securities to which transaction applies:

               --------------------------------------------

          (2)  Aggregate number of securities to which transaction applies:

               --------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               --------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:

               --------------------------------------------
          (5)  Total fee paid:

               --------------------------------------------
     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
          (1)  Amount previously paid:
                                      --------------------
          (2)  Form, Schedule or Registration Statement no.:
                                                            --------------------
          (3)  Filing party:
                            -------------------------
          (4)  Date filed:
                          ---------------------------

                             MOBINETIX SYSTEMS, INC.
                            -------------------------


                    Notice of Annual Meeting of Stockholders
                         To Be Held on December 11, 1998
                                  at 9:30 a.m.


TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of MobiNetix Systems, Inc., a Delaware corporation (the "Company"), will be held on December 11, 1998 at 9:30 a.m., local time, at the Sunnyvale Hilton Hotel, located at 1250 Lakeside Drive, Sunnyvale California for the following purposes:

     1. To elect five directors to serve until the next Annual Meeting and until their successors are duly elected and qualified.

     2. To ratify the appointment by the Board of Directors of Arthur Andersen LLP as independent accountants of the Company for the fiscal year ending June 30, 1999.

     3. To transact such other business an may properly come before the Annual Meeting or any adjournment therefore.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on October 21, 1998 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if such stockholder has returned a proxy.


                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        Aziz Valliani
                                        President and Chief Executive Officer


Sunnyvale, California
November 6, 1998


WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                             MOBINETIX SYSTEMS, INC.
                                   ----------

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of MobiNetix Systems, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held Friday, December 11, 1998 at 9:30 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Sunnyvale Hilton Hotel, located at 1250 Lakeside Drive, Sunnyvale, California 94806.

     The principal executive offices of the Company are located at 500 Oakmead Parkway, Sunnyvale, California 94806.

     These proxy solicitation materials and the Company's Annual Report to Stockholders for the year ended June 30, 1998, including financial statements, were mailed on or about November 6, 1998 to all stockholders entitled to vote at the Annual Meeting.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
David M. Licurse, Sr., Chief Financial Officer and Vice President of Operations) a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

QUORUM; REQUIRED VOTE

     A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. If a quorum is present, in all matters other than the election of directors, the affirmative vote on the subject matter shall be required to approve any matter presented at the Annual Meeting. One director (the "Series D Preferred Director") shall be elected by the holder of the Series D Preferred Stock (the "Series D Preferred"). The remaining four directors (the "Common/Preferred Directors") shall be elected by a plurality of the votes of the outstanding shares of Common and Preferred Stock present in person or represented by proxy.

     Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. However, broker "non-votes" are not deemed to be "votes cast." As a result, broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

PROXIES

     All shares entitled to vote and represented by properly executed, unrevoked proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

VOTING AND SOLICITATION

     The stockholder holding Series D Preferred may elect the Series D Preferred Director. For the Common/Preferred Directors, each stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of Common/Preferred directors to be elected multiplied by the number of shares held by such stockholder, or may distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than four directors. However, no stockholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting, and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. If any stockholder gives such notice, all stockholders may cumulate their votes for the candidates in nomination. In the event that cumulative voting is invoked, the proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors' nominees as possible. See "Proposal 1--Election of Directors." On all other matters, each share has one vote.

     The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by one or more of telephone, telegram, facsimile or personal solicitation by directors, officers or regular employees of the Company. No additional compensation will be paid to such persons for such services.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1999 Annual Meeting must be received by the Company no later than June 30, 1999 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on October 21, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting. As of the Record Date, 1,920,124 shares of the Company's Common Stock were issued and outstanding, no shares of the Company's Series A Preferred Stock were issued and outstanding, 710,818 shares of the Company's Series B Preferred Stock were issued and outstanding, 28,125 shares of the Company's Series C Preferred Stock were issued and outstanding and 1,273,149 shares of the Company's Series D Preferred Stock were issued and outstanding. Based on the average of the bid and ask price on the OTC Bulletin Board on October 21, 1998, the market value of one share of the Company's Common Stock was $2.50. For the election of the Series D Preferred Director, the holder of the Series D Preferred Stock is entitled to one vote. For all matters except for the election of the Series D Preferred Director, each share of Common Stock is entitled to one vote, each share of Series B

Preferred Stock is entitled to approximately 2.03 votes, each share of Series C Preferred Stock is entitled to approximately 40.90 votes and each share of Series D Preferred Stock is entitled to one vote. Fractional votes shall be rounded to the nearest whole number (with one-half being rounded upward).


PROPOSAL 1 -- ELECTION OF DIRECTORS

NOMINEES

     The Company's Bylaws currently provide for a board of five directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are currently directors of the Company. In the event that any Common/Preferred Director nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any substitute nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that the Series D Preferred Director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy of the holder of the Series D Preferred will be voted for a substitute nominee who shall be designated by the holder of the Series D Preferred to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by proxy holders. In any event, the proxy holders cannot vote for more than five persons. The term of office each person elected as a director will continue until the next Annual Meeting or until his or her successor has been duly elected and qualified.

     The names of the nominees, and certain information about them, are set forth below.

    NAME OF NOMINEE           AGE               PRINCIPAL OCCUPATION          DIRECTOR SINCE
------------------------   ----------   -----------------------------------   --------------
Aziz Valliani                  44       President and CEO of the Company      1996

Paul C. Dali                   55       Chairman of the Board of the          1992
                                        Company; Managing Partner of
                                        Convergence Partners

Kevin Jost                     44       Vice-President and General            1998
                                        Manager of the Data Collection
                                        Division of Welch Allyn, Inc.
William L. Powar               52       Management Consultant                 1997

Vivian M. Stephenson           61       Senior Vice President and CIO of      1997
                                        Dayton Hudson Corporation
------------------------   ----------   -----------------------------------   --------------

     There are no family relationships among the Company's directors and executive officers.

     AZIZ VALLIANI has been the President, CEO and a director of the Company since January 1996. Mr. Valliani, a 19 year veteran in the industry, served as President and CEO of Inforite Corporation from April 1995 to December 1995. Mr. Valliani was COO and executive vice president at Wyse Technology from March 1993 to February 1995. From April 1983 to April 1993, Mr. Valliani served as Vice President and General Manager for the Altos Computer Systems, a business unit of Acer America Corporation. From

April 1973 to April 1978, Mr. Valliani was an engineering manager at Intel Corporation. Mr. Valliani earned his BSEE from Pratt Institute, Brooklyn, NY.

     PAUL DALI is the Chairman of the Company's Board. Mr. Dali has been the Managing Partner of Convergence Partners, a venture capital firm, since April 1997. From January 1991 to April 1997, he was a General Partner of Nazem & Company, responsible for managing the firm's California office. Prior to joining Nazem & Company, Mr. Dali was a General Partner with the venture capital firm of 3i Ventures from 1988 until 1991. From 1983 to 1988, Mr. Dali served as President and CEO of Regis McKenna Inc. from 1983 until 1988, one of the largest electronics industry marketing and communications firms in the U.S. Prior to joining Regis McKenna, Mr. Dali was the General Manager of the Personal Computer Systems Division at Apple Computer Corporation where he was responsible for all phases of the Apple II and Apple III product lines. Mr. Dali received a B.S. degree from the University of California at Northridge. Mr. Dali has been a director of the Company since May 1992. Mr. Dali is also a director of Graphixzone, Inc.

     KEVIN JOST, director of the Company, joined Welch Allyn, Inc., a data collection device manufacturer, in 1972, and has held the position of Vice President of the Data Collection Division since 1985. In addition to his operational responsibilities for the Data Collection Division, he is also actively involved in the company's quality improvement initiatives. Mr. Jost obtained a B.S. degrees in operations management from Syracuse University. Mr. Jost has been a director of the Company since June 1998.

     WILLIAM POWAR, director of the Company, is Principal and Founder of Venture Architects, a management consulting firm specializing in electronic commerce, transaction processing and retail banking. Mr. Powar has more than twenty years of experience in the electronic payment systems industry. Prior to starting his Venture Architects in January 1997, Mr. Powar was a senior executive for 22 years at Visa USA and Visa International, where he played key roles in marketing and technology development, most recently as Senior Vice President for emerging markets and technology. He has a B.A. in Economics from Amherst College and an M.A. and ABD in Economics from Stanford University. Mr. Powar has been a director of the Company since January 1997.

     VIVIAN STEPHENSON, director of the Company, has served as Senior Vice President and Chief Information Officer at the Dayton Hudson Corporation, a general merchandise retailer, since March 1995. Previously, Ms. Stephenson held the positions of Vice President and Senior Vice President of Information Services for Mervyn's Department Stores. Prior to joining Mervyn's Department Stores in 1989, she was Director of Systems Development and Maintenance for Tenneco Gas Corporation. Ms. Stephenson currently serves on the Board of Directors for the National Retail Federation Information Systems and the California Chamber of Commerce. She has a B.S. in Mathematics from New York University and an MBA from the University of Havana. Ms. Stephenson has been a director of the Company since January 1997.


VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS

     The holder of the Series D Preferred may elect the Series D Preferred Director, provided that such person is reasonably acceptable to the Company's Board of Directors. The holder of the Series D Preferred has nominated Kevin Jost for the position.

     Aside from Mr. Jost, the four nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as the Common/Preferred Directors. Votes withheld will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

PROPOSAL TWO -- RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed Arthur Andersen LLP, independent accountants, to audit the financial statements of the Company for the year ending June 30, 1999, and recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Arthur Andersen LLP has audited the Company's financial statements since the fiscal year ended June 30, 1994. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting of Stockholders and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from stockholders.

VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS

     Although stockholder approval is not required for the appointment of Arthur Andersen LLP (as the Board of Directors has the responsibility for selecting auditors), the Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the votes duly cast at the Annual Meeting. In the event that the stockholders do not approve the selection of Arthur Andersen LLP, the Board of Directors will reconsider its selection.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THIS PROPOSAL.

                                OTHER INFORMATION
                          REGARDING SECURITY OWNERSHIP,
                             DIRECTORS AND OFFICERS

EXECUTIVE OFFICERS

     The following table lists the Company's executive officers (the "Named Officers") as of the date of this Proxy Statement and certain information concerning them.

          NAME                AGE                             POSITION
------------------------    -------   --------------------------------------------------------
Aziz Valliani                  44     President, Chief Executive Officer and Director
David M. Licurse, Sr.          60     Chief Financial Officer and Vice President of Operations
Llavan Fernando                46     Vice President, Hardware Development
Abbas Rafii                    51     Vice President, Software Development
------------------------    -------   --------------------------------------------------------


EXECUTIVE PROFILES

     AZIZ VALLIANI has been the President, CEO and a director of the Company since January 1996. Mr. Valliani, a 19 year veteran in the industry, served as President and CEO of Inforite Corporation from April 1995 to December 1995. Mr. Valliani was COO and executive vice president at Wyse Technology from March 1993 to February 1995. From April 1983 to April 1993, Mr. Valliani served as Vice President and General Manager for the Altos Computer Systems, a business unit of Acer America Corporation. From April 1978 to April 1973, Mr. Valliani was an engineering manager at Intel Corporation. Mr. Valliani earned his BSEE from Pratt Institute, Brooklyn, NY.

     DAVID M. LICURSE, SR. has been the CFO and Vice President of Operations since December 1995. From May 1995 to December 1995, he served as CFO and Vice President of Operations at Inforite Corporation. From May 1972 to December 1994, Mr. Licurse held various senior level managerial positions with Xerox Corporation including Financial Planning and Analysis Manager for Xerox's manufacturing division, Controller for its computer strategic business unit and Manager of Finance and Operations for a high technology software division in Palo Alto. Mr. Licurse earned an MBA from Simon Business School at the University of Rochester.

     LLAVANYA FERNANDO has been the Vice President of Hardware Development since November 1996. From May 1995 to November 1995, Mr. Fernando served as vice president of research and development at Inforite Corporation. Mr. Fernando has over 21 years of direct research and development, mobile computing and management experience. From March 1993 until May 1995, he held the position of strategic business development manager at Wyse Technology. From September 1982 until September 1993, Mr. Fernando was the General Manager at a business unit of TeleSensory Systems, Inc. in Mountain View, California. He has also worked at Data Products, Graviner Ltd. and H. Tinsley & Co. Qualified in England, he obtained M.S. and B.S. degrees in the field of electronics and systems engineering.

     ABBAS RAFII has been the Vice President of Software Development since May 1992 and managed the development and release of five commercial software products. From April 1979 to May 1992, he was project lead and a senior software engineer at Hewlett-Packard Laboratories. He has more than fifteen years of experience in design and development of applications, operating systems components, enterprise applications. Mr. Rafii earned his M.S. and Ph.D. degrees from Stanford University.

     None of the directors or officers of the Company have been involved in any proceedings described in Item 401(d) of Regulation S-B promulgated under the Exchange Act of 1934, as amended.

SECURITY OWNERSHIP

     The following table sets forth certain information known to the Company regarding the beneficial ownership of each class of the Company's voting securities as of October 21, 1998, by (a) each beneficial owner of more than 5% of the Company's Common Stock or Preferred Stock, (b) the Named Officers, (c) each director of the Company and (d) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                                                          Amount and
                                                                          Nature of
                                                                          Beneficial          Percent
 Title of Class          Name and Address of Beneficial Owner          Ownership(1)(2)        of Class
----------------    ----------------------------------------------    -----------------      ----------
Common Stock        Aziz Valliani(3)                                       385,078              18.8%
                    c/o MobiNetix Systems, Inc.
                    500 Oakmead Parkway, Sunnyvale, CA 94086

Common Stock        Nazim Kareemi(4)                                       289,099              14.8%
                    1885 Guinda Street
                    Palo Alto,  CA 94303

Common Stock        Llavan Fernando(5)                                     201,313              10.3%
                    c/o MobiNetix Systems, Inc.
                    500 Oakmead Parkway, Sunnyvale, CA 94086

Common Stock        David M. Licurse, Sr.(6)                               200,205              10.3%
                    c/o MobiNetix Systems, Inc.
                    500 Oakmead Parkway, Sunnyvale, CA 94086

Common Stock        Abbas Rafii(7)                                         197,833              10.2%
                    c/o MobiNetix Systems, Inc.
                    500 Oakmead Parkway, Sunnyvale, CA 94086

Common Stock        Wilmot Living Trust(8)                                 185,000               9.6%
                    13333 La Cresta Drive, Los Altos,  CA 94022

Common Stock        Paul Dali(10)                                           35,416               1.8%
                    c/o MobiNetix Systems, Inc.
                    500 Oakmead Parkway, Sunnyvale, CA 94086

Common Stock        William Powar(9)                                        24,083               1.3%
                    c/o MobiNetix Systems, Inc.
                    500 Oakmead Parkway, Sunnyvale, CA 94086

Common Stock        Vivian Stevenson(11)                                    23,083               1.2%
                    c/o MobiNetix Systems, Inc.
                    500 Oakmead Parkway, Sunnyvale, CA 94086

Common              All Directors and Officers as a group (seven         1,067,011              48.6%
Stock               persons)(12)

                                                                          Amount and
                                                                          Nature of
                                                                          Beneficial          Percent
 Title of Class          Name and Address of Beneficial Owner          Ownership(1)(2)        of Class
----------------    ----------------------------------------------    -----------------      ----------
Series B            Life Investors Insurance Company of America            352,942              14.3%
Preferred Stock     4333 Edgewood Rd NE,
                    Cedar Rapids, IA 52499

Series C            Nazem & Company                                         28,125              22.9%
Preferred Stock     3000 Sand Hill Road, Building 2, Suite 205
                    Menlo Park, CA 94025

Series D            Welch Allyn, Inc. (13)                               1,273,149              25.4%
Preferred Stock     4619 Jordan Road
                    Skaneateles Falls, NY 13153

Preferred Stock     All Directors and Officers as a group                1,273,149              25.4%
                    (one person)(14)
----------------    -----------------------------------------------   -------------     --------------

(1) The Company effected a reverse stock split in October 1996, converting each share of Series B Preferred into one-half share and increasing the conversion ratio of Series B Preferred into Common Stock from 1:1 to 1:2.0286 and converting each share of Series C Preferred into one-fourth share and increasing the conversion ratio of Series C Preferred into Common Stock from 1:10 to 1:40.8998

(2) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose, Under such rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares that the individual has the right to acquired within 60 days of October 21, 1998 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person or entity has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

(3) Includes 131,145 shares subject to currently exercisable options or options exercisable within 60 days of October 21, 1998.

(4) Includes 35,166 shares subject to currently exercisable options or options exercisable within 60 days of October 21, 1998.

(5) Includes 167,938 shares held by the Llavanya X. Fernando Trust as to which Mr. Fernando claims voting and investment control and 33,375 shares subject to currently exercisable options or options exercisable within 60 days of October 21, 1998.

(6) Includes 162,428 shares held by the D. and P. Licurse Trust, for the benefit of Mr. Licurse's wife, 37,777 shares subject to currently exercisable options or options exercisable within 60 days of October 21, 1998 granted to Mr. Licurse.

(7) Includes 29,895 shares subject to currently exercisable options or options exercisable within 60 days of October 21, 1998.

(8) Includes 10,000 shares subject to currently exercisable options or options exercisable within 60 days of October 21, 1998 granted to Rob Wilmot. Mr. Wilmot is a trustee of the Wilmot Living Trust and a former consultant of the Company.

(9) Includes 2,083 shares subject to currently exercisable options or options exercisable within 60 days of October 21, 1998.

(10) Includes 35,416 shares subject to currently exercisable options or options exercisable within 60 days of October 21, 1998.

(11) Includes 23,083 shares subject to currently exercisable options or options exercisable within 60 days of October 21, 1998.

(12) Includes all shares described in notes (3), (5)-(7) and notes (9)-(11) above.

(13) Kevin Jost, vice president of the Data Collection Division of Welch Allyn, Inc., and a director of the Company, disclaims beneficial ownership of these shares.

(14) Includes all shares described in note (13) above.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of eleven meetings (including regularly scheduled and special meetings) during the fiscal year ended June 30, 1998. No director attended fewer than 75% of the meetings of the Board of Directors and its committees upon which such director served. Certain matters approved by the Board of Directors were approved by unanimous written consent.

     The Board of Directors of the Company has a Compensation Committee, the membership of which is formed by Paul Dali, Vivian Stephenson and William Powar. The Compensation Committee determines annual cash compensation of officers, and deals with issues relating to stock options and other incentive compensation. The Compensation Committee held two meetings during the last fiscal year.

     The Board of Directors of the Company also has an Audit Committee, the membership of which is formed by Paul Dali, Vivian Stephenson and William Powar. The Audit Committee reviews and monitors the corporate financial reporting and the internal and external audits of the Company. The Audit Committee held one meeting during the last fiscal year.

DIRECTOR COMPENSATION

     On January 9, 1998 the Company granted a nonstatutory stock option to purchase 25,000 shares of the Company's common stock to Paul Dali, as compensation for his services as Chairman of the Board of Directors in the upcoming year. The option vests over four years and has an exercise price of $1.625.

     On November 18, 1997 and February 17, 1998, the Company granted a nonstatutory stock option to purchase 10,000 shares and 2,500 shares, respectively, of the Company's common stock to William Powar, as compensation for his services as Director in the upcoming year. The option vests over one year and has an exercise price of $2.220 and $2.250, respectively.

     On November 18, 1997 and February 17, 1998, the Company granted a nonstatutory stock option to purchase 10,000 shares and 2,500 shares, respectively, of the Company's common stock to Vivian Stephenson, as compensation for his services as Director in the upcoming year. The option vests over one year and has an exercise price of $2.220 and $2.250, respectively.

     Other then the above-mentioned option grants, the Company has not paid any annual retainer, per-meeting fee, or any other compensation to any director, aside from fees payable to such directors for their services as officers or employees of the Company.

RELATED PARTY TRANSACTIONS

     In June 1998, the Company sold 1,273,149 shares of Series D Preferred Stock to Welch Allyn, Inc. ("Welch Allyn") in a private placement, receiving gross proceeds of approximately $6.85 million. Pursuant to the terms of that private placement, Welch Allyn, as the sole holder of the Series D Preferred Stock, has the right to elect one nominee to the Company's Board of Directors. Currently, Kevin Jost is the member of the Company's Board of Directors at the request of Welch Allyn.

     During the year ended June 30, 1998, Robb Wilmot, a former consultant to the Company's Board of Directors, exercised options to purchase 175,000 shares of the Company's Common Stock, at exercise prices ranging from $1.375 to $3.875 per share. The aggregate exercise price of such options was $465,625.

     During the year ended June 30, 1998, William Powar, a director of the Company, exercised options to purchase 22,000 shares of the Company's Common Stock, at exercise price ranging from $2.22 to $2.875 per share. The aggregate exercise price of such options was $55,390.

     Except for the foregoing, and certain employment agreements described in "Employment Agreements" below, since July 1, 1997, there have been no other transactions between the Company and any executive officer, director, beneficial owner of 5% of more of the Company's Common Stock or Preferred Stock, or member of the immediate family of the foregoing persons in which one of the foregoing individuals or entities had an interest of more than $60,000.

EMPLOYMENT AGREEMENTS

     On August 1, 1998, the Company entered into a Consulting Agreement (the "Consulting Agreement') with Nazim Kareemi, the former executive vice president of the Company. Mr. Kareemi terminated employment with the Company in August 1998. Under the terms of the Consulting Agreement, Mr. Kareemi will provide consulting services to the Company and the Company will pay Mr. Kareemi $14,920 per month for such services until May 31, 1999. If Mr. Kareemi secures comparable alternate employment prior to May 31, 1999, his obligation to provide consulting services to the Company, and the Company obligation to pay for such services will cease as of the date Mr. Kareemi secure such alternate employment. Mr. Kareemi's stock options will vest until he ceases providing consulting services to the Company.

     On August 1, 1998, the Company entered into a Settlement Agreement and Mutual Release ("Settlement Agreement") with Thomas Dorosewicz, former vice president of marketing and sales of the Company. Mr. Dorosewicz terminated employment with the Company on August 1, 1998. Under the terms of the Settlement Agreement, Mr. Dorosewicz will release certain claims against the Company, and the Company will pay Mr. Dorosewicz approximately $33,000 over a three month period. In the event that Mr. Dorosewicz secures alternate employment prior to October 31, 1998, the Company's obligation to pay Mr. Dorosewicz will be proportionally reduced.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("10% Stockholders"), to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "Commission"). Such executive officers, directors and 10% Stockholders are also required by the Commission rules to furnish the Company with copies of all
Section 16(a) forms they file.

     Based solely upon its review of copies of such forms received by it, or written representations from certain reporting persons that no Form 5 was required for such persons, the Company believes that during the year ended June 30, 1998, its executive officers, directors, and 10% Stockholders complied with all applicable Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

     The following table sets forth all compensation received for services rendered to the Company in all capacities, for the last three fiscal years ended June 30, 1998, by the Named Officers, as named below:

                           SUMMARY COMPENSATION TABLE

                                                                                 Long Term
                                                                                Compensation
                                                     Annual Compensation           Awards
                                              -------------------------------   ------------
                                                                                 Securities
                                                 Salary            Bonus         Underlying
Name and Principal Position          Year          ($)              ($)         Options(#)(1)
---------------------------          ----          ---              ---         -------------
Aziz Valliani                        1998        260,000          40,000            20,000
  President and Chief                1997        250,000              --           175,000
  Executive Officer                  1996        124,042              --                --

Nazim Kareemi (2)                    1998        173,040           5,000             8,000
  Executive Vice President           1997        168,000              --            45,000
                                     1996        136,101              --                --

David M. Licurse, Sr.,               1998        145,125          22,500            24,000
Chief Financial Officer and          1997        135,000              --            51,500
Vice President of Operations         1996         58,037              --                --

Llavan Fernando                      1998        158,400          21,500            12,000
  Vice President                     1997        144,000              --            50,000
  Hardware Development               1996         68,440              --                --

Abbas Rafii                          1998        154,800          20,500            10,000
  Vice President                     1997        144,000              --            37,500
  Software Development               1996        106,352              --                --
--------------------------------------------------------------------------------------------

(1)  All figures in this column reflect options to purchase common stock.

(2)  Nazim Kareemi is no longer an employee of the Company.

     The Company has not entered into any employment contracts with any Named Officer except for the consulting agreement with Nazim Kareemi executed on August 1, 1998. See "Employment Agreements"

     The Company did not issue any other annual compensation, or any other long-term compensation awards or payouts, such as restricted stock awards, long-term incentive plan compensation, or other compensation to its Named Officers during the last three fiscal years ended June 30, 1998.

OPTION GRANTS IN LAST FISCAL YEAR

     The Option Grant Table sets forth hypothetical gains or "option spreads" for the options at the end of their respective four-year terms, as calculated in accordance with the rules of the Securities and Exchange Commission for each of the Named Officers, for the year ended June 30, 1998. Each gain is based on an assumed annualized rate of compound appreciation of the market price at the date of grant of five percent (5%) and ten percent (10%) from the date the option was granted to the end of the option term. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions.

                                             Individual Grants
                          -------------------------------------------------------
                                           Percent                                   Potential realizable
                                          of Total                                     Value at Assumed
                                           Options                                   Annual Rates of Stock
                                         Granted to                                 Price Appreciation for
                                          Employees      Exercise                         Option Term
                             Option       in Fiscal       Price       Expiration   -------------------------
                           Granted(1)        Year       ($/Share)         Date          5%           10%
                          ----------------------------------------------------------------------------------
Aziz Valliani                10,000          1.8%       $ 4.750        07/01/07     $29,872.49    $75,702.77
                             10,000          1.8%         2.250        02/17/08      14,150.13     35,859.21

Nazim Kareemi                 4,000           .7%         4.750        07/01/07      11,949.00     30,281.11
                              4,000           .7%         2.250        02/17/08       5,660.05     14,343.68

David M. Licurse, Sr.         5,000           .9%         4.750        07/01/07      14,936.25     37,851.38
                             19,000          3.4%         2.250        02/17/08      26,885.25     68,132.49

Llavan Fernando               6,000          1.1%         4.750        07/01/07       17,923.5     45,421.66
                              6,000          1.1%         2.250        02/17/08       8,490.08     21,515.52

Abbas Rafii                   5,000           .9%         4.750        07/01/07      14,936.25     37,851.38
                              5,000           .9%         2.250        02/17/08       7.075.06     17,929.60
                          ----------------------------------------------------------------------------------

(1) Represents number of shares granted under stock options. The Company did not grant stock appreciation rights or restricted stock awards in the fiscal year ended June 30, 1998.

OPTION EXERCISES AND HOLDINGS

     The following table sets forth for each of the Named Officers certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of June 30,1998. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of June 30, 1998, as determined by the average of the ask and bid price on the OTC market. There were no option exercises by the Named Officers during the fiscal year ended June 30, 1998.

   AGGREGATED OPTION EXERCISES IN FISCAL 1998 AND FISCAL 1998 YEAR-END VALUES

                            Number of Unexercised Options          Value of Unexercised
                                     at 6/30/98             In-the-Money Option at 6/30/98(1)
                            -----------------------------------------------------------------
                            Exercisable    Unexercisable     Exercisable     Unexercisable
                            -----------------------------------------------------------------
Aziz Valliani                 105,729         89,271          $317,187        $229,065
Nazim Kareemi                  29,062         23,938            87,186          56,314
David M. Licurse, Sr.          31,328         44,172            80,859          72,016
Llavan Fernando                27,343         34,657            82,029          80,721
Abbas Rafii                    24,218         23,282            72,654          50,471
                            -----------------------------------------------------------------

(1) Calculated by determining the difference between the fair market value of the securities underlying the option at 6/30/98 ($4.3750 per share as determined by the average of the ask and bid price on the OTC market on 6/30/98) and the exercise price of the options.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                    FORM 10-K

     STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1997 UPON WRITTEN REQUEST TO DAVID M. LICURSE, SR., CHIEF FINANCIAL OFFICER AND VICE PRESIDENT OF OPERATIONS, MOBINETIX SYSTEMS, INC., 500 OAKMEAD PARKWAY, SUNNYVALE, CALIFORNIA 94086.


                       BY ORDER OF THE BOARD OF DIRECTORS


Dated: November 6, 1998

                             MOBINETIX SYSTEMS, INC.
                  PROXY FOR 1998 ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                   FOR HOLDERS OF THE COMPANY'S COMMON STOCK,
                            SERIES B PREFERRED STOCK
                          AND SERIES C PREFERRED STOCK


     The undersigned stockholder of MobiNetix Systems, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statements, each dated November 6, 1998 and hereby appoints Aziz Valliani and David M. Licurse, Sr., and each of them, proxies and attorneys-in-fact, each with full power of substitution to represent the undersigned and to vote all the shares of the Company which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on December 11, 1998, at 9:30 a.m., local time, at the Sunnyvale Hilton Hotel, located at 1250 Lakeside Drive, Sunnyvale, California, or any adjournment thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in Company's Proxy Statement, and (2) in their discretion upon such other matters as may properly come before the meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MOBINETIX SYSTEMS, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 11, 1998. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS BELOW AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THESE PROPOSALS.

                 (Continued, and to be signed, on reverse side).

                           (Continued from other side)

[X] Please mark votes as in this example

1.   Election Of Directors:

     COMMON/PREFERRED DIRECTOR NOMINEES: Aziz Valliani, Paul C. Dali,
                                         William L. Powar, Vivian M. Stephenson.

     [ ]  FOR            [ ]  WITHHELD

     [ ]
        -----------------------------------------------------------------

        FOR all nominees except vote withheld from nominee(s) noted above

2. Proposal to confirm the appointment of Arthur Andersen, LLP as the Company's independent accountants for the fiscal year ending June 30, 1999.

     [ ]  FOR           [ ] AGAINST          [ ] ABSTAIN

3. In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

     This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of the nominees indicated above, FOR ratification of the appointment of Arthur Andersen, LLP, and in the discretion of the proxy holders, on such other business as may properly come before the meeting or any adjournment thereof.

     This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing as officers or in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Signature                                    Date
         ----------------------------------      ---------------------

Signature                                    Date
         ----------------------------------      ---------------------


[ ]  CHECK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT:
                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------


[ ]  CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING

                             MOBINETIX SYSTEMS, INC.
                  PROXY FOR 1998 ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              FOR HOLDERS OF THE COMPANY'S SERIES D PREFERRED STOCK


     The undersigned stockholder of MobiNetix Systems, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statements, each dated November 6, 1998 and hereby appoints Aziz Valliani and David M. Licurse, Sr., and each of them, proxies and attorneys-in-fact, each with full power of substitution to represent the undersigned and to vote all the shares of the Company which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on December 11, 1998, at 9:30 a.m., local time, at the Sunnyvale Hilton Hotel, located at 1250 Lakeside Drive, Sunnyvale, California, or any adjournment thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in Company's Proxy Statement, and (2) in their discretion upon such other matters as may properly come before the meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MOBINETIX SYSTEMS, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 11, 1998. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS BELOW AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THESE PROPOSALS.

                 (Continued, and to be signed, on reverse side).

                           (Continued from other side)

[X]  Please mark votes as in this example

1.   Election Of Directors:

     SERIES D PREFERRED DIRECTOR NOMINEES: Kevin Jost.

     [ ]  FOR            [ ]  WITHHELD

     [ ]
        ------------------------------------------------------------------

         FOR all nominees except vote withheld from nominee(s) noted above

     COMMON/PREFERRED DIRECTOR NOMINEES: Aziz Valliani, Paul C. Dali,
                                         William L. Powar, Vivian M. Stephenson.

     [ ]  FOR            [ ]  WITHHELD

     [ ]
        -----------------------------------------------------------------

        FOR all nominees except vote withheld from nominee(s) noted above

2. Proposal to confirm the appointment of Arthur Andersen, LLP as the Company's independent accountants for the fiscal year ending June 30, 1999.

     [ ]  FOR           [ ] AGAINST          [ ] ABSTAIN

3. In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

     This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of the nominees indicated above, FOR ratification of the appointment of Arthur Andersen, LLP, and in the discretion of the proxy holders, on such other business as may properly come before the meeting or any adjournment thereof.

     This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing as officers or in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.


Signature                                    Date
         ----------------------------------      ---------------------

Signature                                    Date
         ----------------------------------      ---------------------


[ ]  CHECK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT:
                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------


[ ]  CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING